SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-12

BMC FUND, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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

                                 BMC FUND, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 26, 2003

      NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of BMC Fund, Inc. (the "Fund") will be held on Saturday, July 26, 2003, at 9:00 a.m., at Hound Ears Club, Blowing Rock, North Carolina (telephone: 828-963-4321), for the following purposes:

      1. To elect 10 directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified.

      2. To transact such other business as may properly come before the meeting.

      Only shareholders of record as of the close of business on June 25, 2003 are entitled to notice of, and to vote at, the meeting.

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME AND VOTE IN PERSON.

June 30, 2003                        By Order of the Board of Directors


                                     Paul H. Broyhill
                                     Chairman of the Board

                                 BMC FUND, INC.
                                800 Golfview Park
                          Lenoir, North Carolina 28645
                              (Tel.: 828-758-6100)

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 26, 2003

                                     GENERAL

      This proxy statement is furnished in connection with the solicitation by the Board of Directors of BMC Fund, Inc. (the "Fund") of proxies for use at the annual meeting of shareholders and at any and all adjournments thereof (the "annual meeting" or the "meeting") to be held at Hound Ears Club, Blowing Rock, North Carolina, on Saturday, July 26, 2003, at 9:00 a.m., for the purpose of considering and acting upon the matters specified in the accompanying notice of the meeting and detailed below. The Fund is soliciting such proxies by mail on behalf of its Board of Directors and is bearing the expenses of the solicitation. This proxy statement and the enclosed proxy form are first being sent to shareholders on or about June 30, 2003.

      The Board of Directors has fixed the close of business on June 25, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. On the record date, 4,933,281 shares of Common Stock of the Fund were issued and outstanding, each share being entitled to one vote. Information concerning beneficial ownership of Common Stock by principal shareholders and by the management of the Fund is set forth below. See "Principal Shareholders" and "Certain Beneficial Ownership Information Concerning Directors," below.

      Shares represented by proxies will be voted by the proxy agents named therein unless such proxies are revoked. The proxy agents will vote the proxies that they hold in accordance with the choices specified by the person giving the proxy. If the enclosed proxy reflects no specification but is properly signed, the proxy agents will vote the shares represented thereby for the election of the slate of nominees listed on the proxy.

      Any shareholder who submits the accompanying proxy has the right to revoke it by notifying the Secretary of the Fund in writing at any time prior to the voting of the proxy. A proxy is suspended if the person giving the proxy attends the meeting and elects to vote in person.

      A majority of votes entitled to be cast on a particular matter, represented in person or by proxy, constitutes a quorum for purposes of matters to be considered at the annual meeting. Once a share is represented for any purpose at a meeting, it is considered present for quorum purposes for the remainder of the meeting and any adjournment thereof (unless a new record date is set for the adjourned meeting). Shares which are withheld as to voting with respect to one or more nominees for director and abstentions are counted in determining the existence of a quorum, but shares held by a broker, as nominee, and not voted on any matter will not be counted for such purpose.

      The Board of Directors is not aware of any business to come before the meeting other than the matters described in the accompanying notice of the meeting. If any other matters of business are properly presented at the meeting, however, the proxy agents will vote upon such matters in accordance with their best judgment.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

      The bylaws of the Fund provide that the number of directors of the Fund shall be not less than three nor more than 15. Those members of the Board of Directors who are considered independent directors under the Investment Company Act of 1940, as amended (the "1940 Act"), have approved the selection and nomination of each candidate who, if elected, would be a director under the 1940 Act. Unless contrary action is specified by a shareholder on the enclosed proxy, the proxy agents named in the proxy intend to vote the proxies received by them for the election of the 10 nominees listed below, who, if elected, will hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified.

      It is not anticipated that any of the nominees will be unable or unwilling to serve; but, if that should occur, the proxies shall be voted for a replacement nominee designated by the present Board of Directors or the number of directors to be elected shall be reduced.

      The corporation laws of North Carolina, under which the Fund is incorporated, provide that shareholders of a company, such as the Fund, incorporated before July 7, 1957, under a charter not granting the right of cumulative voting and which has at the time of the election of directors one shareholder who owns or controls more than 25% of the company's voting stock shall have the right to cumulate their votes for directors. Because no shareholder currently owns or controls more than 25% of the Fund's voting shares, cumulative voting will not be available to shareholders of the Fund at the meeting.

      Assuming the existence of a quorum, the persons receiving a plurality of the votes cast by the shares entitled to vote will be elected as directors. Abstentions, shares which are withheld as to voting with respect to nominees for director and shares held of record by a broker, as nominee, that are not voted with respect to a proposal will not be counted as a vote in favor of or against the proposal and, therefore, will have no effect on the election of directors.

Information About Directors and Officers

      Certain information about the Fund's directors and officers follows:

                      Directors Who Are Interested Persons

                                                Term of                 Principal
                                Positions      Office and              Occupations                    Other
            Name,                  Held        Length of                During Past              Directorships Held
      Address and Age           With Fund     Time Served                 5 Years                   by Director
--------------------------      ---------     -----------      ------------------------------    --------------------
James T. Broyhill (75) (1)      Director       Since 1976      Retired; former Secretary of      The Shepherd Street
1930 Virginia Road                                             the North Carolina Department     Fund, Inc.
Winston-Salem, NC  27104                                       of Commerce (1989-1991); former
                                                               Chairman of the North Carolina
                                                               Economic Development Board
                                                               (1987-1989); former member,
                                                               U.S. Senate (1986); former
                                                               member, U.S. House of
                                                               Representatives (1963-1986)

Paul H. Broyhill (79) (1) (2)   Director       Since 1976      Director, President (formerly
135 Claron Place, S.E.          President      Since 2001      Chairman) and Chief Executive
Lenoir, NC  28645               Chairman       Since 1976      Officer of the Fund

Michael G. Landry (57) (3)      Director       Since 1993      Managing Partner of GrayRocks
211 South Gordon Road           Vice           Since 2001      Asset Management
Ft.  Lauderdale, FL 33301       President                      (1999-present); CEO of
                                and Chief                      Mackenzie Investment
                                Investment                     Management, Inc., Chairman of
                                Officer                        Ivy Funds and Executive Vice
                                                               President of Mackenzie
                                                               Financial Fund (1987-1999)

Allene B. Heilman (81) (4)      Director       Since 1983      Private Investor
941 Bay Esplanade
Clearwater, FL  34630

William E. Cooper (81)           Director      Since 1981      Investor (since 1983); Chairman
5418 Preston Haven                                             Emeritus, former chairman and
Dallas, TX  75207                                              CEO of Dallas Market Center
                                                               Company, a wholesale marketing
                                                               complex

                                 Other Directors

                                                Term of                 Principal
                                Positions      Office and              Occupations                    Other
            Name,                  Held        Length of                During Past              Directorships Held
      Address and Age           With Fund     Time Served                 5 Years                   by Director
--------------------------      ---------     -----------     ---------------------------------  --------------------
Lawrence Z. Crockett (74)       Director      Since 1983      Retired; former director and CEO
777 Sea Oak Drive, #719                                       of Mortgage Corporation of the
Vero Beach, FL 32963                                          South

Jan E. Gordon (51)              Director      Since 2001      Pinellas County, FL Supervisor
3075 Rolling Woods Dr.                                        of Elections (1992 - present)
Palm Harbor, FL 34683

Gene A. Hoots (64)              Director      Since 1987      Chairman, CornerCap Investment
2508 Giverny Drive                                            Counsel, a registered investment
Charlotte, NC 28226                                           adviser serving private and
                                                              pension fund clients  (since
                                                              1989)

John S. Little (71)             Director      Since 2001      Retired; former Managing
4601Gulf Shore Blvd. N. #18                                   Director and Chief Executive,
Naples, FL 34103                                              Associated Octel, London
                                                              (1989-1995); former Senior Vice
                                                              President of Corporate
                                                              Technology, Great Lakes Chemical
                                                              Corporation (1981-1989)

L. Glenn Orr, Jr. (63)          Director      Since 1999      Managing Director, The Orr         Highwoods
2735 Forest Drive                                             Group, an investment               Properties, Inc.
Winston-Salem, NC 27104                                       banking firm
                                                              (since 1995)

                                 Other Officers

                                                Term of                 Principal
                                Positions      Office and              Occupations                    Other
            Name,                  Held        Length of                During Past              Directorships Held
      Address and Age           With Fund     Time Served                 5 Years                   by Director
--------------------------      ---------     -----------      ------------------------------    --------------------
M. Hunt Broyhill (39)(5)        Vice          Since 2001       Vice President of the Fund
1870 9th Street Ct., NW         President                      since March 2001; Chief
Hickory, NC 28601                                              Executive of Broyhill Asset
                                                               Management, LLC
                                                               (1997 - present); President of
                                                               Broyhill Investments, Inc. and
                                                               Broyhill Family Foundation,
                                                               Inc. (1988 - present); General
                                                               Partner of CapitalSouth
                                                               Partners I, LP and CapitalSouth
                                                               Partners II, LP (2000-present)

D. Eugene Hendricks (67)        Chief         Since 2001       Chief Financial Officer of the
106 Cedar Crest Drive           Financial                      Fund since March 2001; Staff
Lenoir, NC 28645                Officer                        Accountant for the Fund
                                                               (1990-2001); Executive in
                                                               Residence in Accounting at
                                                               Appalachian State University,
                                                               Boone, NC (1990-2001)

----------
(1) Messrs. James Broyhill and Paul Broyhill are interested persons within the meaning of the 1940 Act by virtue of their beneficial ownership of more than five percent of the Fund's Common Stock. See "Principal Shareholders" below. Mr. Paul Broyhill is also an interested person by virtue of his serving as President and Chief Executive Officer of the Fund. Messrs. James Broyhill and Paul Broyhill and Ms. Heilman are siblings.

(2) Mr. Paul Broyhill is President of P. B. Realty, Inc. and Broyhill Industries, Inc., wholly owned subsidiaries of the Fund.

(3) Mr. Landry is an interested person by virtue of his serving as Vice President and Chief Investment Officer of the Fund.

(4) Ms. Heilman is an interested person by virtue of her immediate family relationship to Messrs. James Broyhill and Paul Broyhill.

(5)   Mr. Hunt Broyhill is the son of Paul H. Broyhill and the Vice President of
      P. B. Realty, Inc. and Broyhill Industries, Inc., wholly owned subsidiaries of the Fund.

      BMC consists of a single fund managed internally by its Board of Directors and officers and externally by its investment advisers. (At October 31, 2002, the Board of Directors managed investment securities valued at $102.2 million, and the Fund's investment adviser managed investment securities valued at $5.2 million.) Accordingly, information called for by the disclosure rules of the Securities and Exchange Commission relating to the number of portfolios in the fund complex overseen by the directors is not applicable.

      Under the laws of North Carolina, the persons receiving a plurality of the votes cast by the shares entitled to vote will be elected as directors. The Board of Directors recommends a vote FOR the entire slate of nominees set forth above.

                              CORPORATE GOVERNANCE

      The Board of Directors met one time during the short fiscal year of April 1, 2002 through October 31, 2002. The Board of Directors has an Audit Committee, the members of which are William E. Cooper (Chairman), Lawrence Z. Crockett, and
L. Glenn Orr, Jr. No member of the Audit Committee is an "interested person" of the Fund as defined in the 1940 Act. The Audit Committee is responsible for evaluating the effectiveness and independence of the Fund's independent auditors, inquiring into and considering the effectiveness of management's financial and accounting functions and its implementation of the auditors' recommendations with respect to internal accounting controls and recommending to the Board of Directors the appointment of auditors for the ensuing year. The Audit Committee had two meetings during the short fiscal year ended October 31, 2002, with all members of the Committee in attendance for one meeting, and two members in attendance for the other meeting.

      The Board of Directors has an Investment Committee, the members of which are James T. Broyhill, Paul H. Broyhill, Allene B. Heilman, Gene A. Hoots and Michael G. Landry. In addition, M. Hunt Broyhill, a Vice President of the Fund, serves as a nonvoting consultant to the Committee. Each member of the Investment Committee, with the exception of Mr. Hoots, is an "interested person" of the Fund as defined in the 1940 Act. The Investment Committee is responsible for reviewing the Fund's investments at the request of management. The Investment Committee had two meetings during the short fiscal year ended October 31, 2002, with all members of the Committee in attendance. Under the Fund's investment objectives and policies, the Investment Committee has substantial oversight responsibility with respect to the Fund's investments.

      The Board of Directors did not have a Compensation or Nominating Committee during such year. The Board of Directors will consider written nominations of candidates for election to the Board submitted by shareholders that are submitted to the Fund in accordance with the procedures set forth under "Shareholder Proposals," below.

      Each member of the Board attended the meeting held by the Board with the exception of Mr. Orr. Each member of the Board attended 100% of the meetings held by any committee(s) on which he or she served, with the exception of Mr. Orr, who attended 50% of the meetings held by the Audit Committee.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors is comprised entirely of directors who are not interested persons and who are considered independent under applicable New York Stock Exchange Standards. (The Exchange's requirements are not applicable to the Fund.) The Committee currently has three members and operates under a written charter adopted by the Board in July 2000.

      As noted above, the Audit Committee is responsible for evaluating the effectiveness and independence of the Fund's independent auditors, inquiring into and considering the effectiveness of management's financial and accounting functions and its implementation of the auditor's recommendations with respect to internal accounting controls and recommending to the Board of Directors the appointment of auditors for the ensuing year.

      Management is responsible for preparing the Company's financial statements. The independent accountants are responsible for performing an independent audit of the Company's audited financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

      In this context, the Committee has reviewed and discussed the audited financial statements with management and the independent accountants. The Committee also has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      The Company's independent accountants also provided to the Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

      Based on the above discussions and review with management and the independent accountants, the Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's annual report to shareholders for the short year ended October 31, 2002 for filing with the Commission.

                                            Respectfully submitted by the Audit
                                            Committee:


                                            William E. Cooper (Chairman)
                                            Lawrence Z. Crockett
                                            L. Glenn Orr, Jr.

                           ADMINISTRATION OF THE FUND

      Administration of the Fund is primarily the responsibility of the Fund's President and Chief Executive Officer, Paul H. Broyhill, its Vice President, M. Hunt Broyhill, its Vice President and Chief Investment Officer, Michael G. Landry, and its Chief Financial Officer, D. Eugene Hendricks. The Fund's portfolio is managed primarily by such officers, under the supervision of the Board of Directors. As of May 31, 2003, the Fund had an investment advisory agreement with one investment adviser, W. H. Reaves & Co., Inc. ("Reaves"). Reaves is responsible for managing a total of approximately $5.9 million of the Fund's assets as of such date. The shareholders of the Fund approved the investment advisory agreement with Reaves in 1986. The Board of Directors, including a majority of the directors who are not interested persons of the Fund, has approved said agreement annually since such shareholder approval was obtained. Reaves is located at 10 Exchange Place, Jersey City, New Jersey 07032.

      The Custodian of the Fund's portfolio securities is Wachovia Bank, N.A. (formerly First Union National Bank), Charlotte, North Carolina, pursuant to an Amended and Restated Custodian Agreement dated as of December 31, 1986.

Brokerage Commissions

      The Fund paid brokerage commissions in the aggregate of $82,845 during the short fiscal year ended October 31, 2002. Except with respect to brokerage commissions paid to Reaves, which is an affiliated person of the Fund by virtue of its serving as an investment adviser to the Fund, no brokerage commissions were paid to affiliated persons of the Fund or to affiliated persons of such affiliated persons, or to any broker an affiliated person of which is an affiliated person of the Fund or of Reaves. For the short fiscal year ended October 31, 2002, the Fund paid Reaves brokerage commissions in the aggregate amount of $20,099. For the short fiscal year ended October 31, 2002, such amount represented 24% of the aggregate brokerage commissions paid by the Fund to all brokers. The commissions charged by the Fund's advisers for agency transactions using affiliated brokers are limited to the lesser of (i) 50% of the regular New York Stock Exchange rates, (ii) the maximum amount permissible pursuant to
Section 17(e) of the Investment Company Act of 1940, which regulates commissions and other remuneration received by brokers in connection with the sale of securities to or by registered investment companies with which they are affiliated, or (iii) $0.07 per share. In addition, the amounts paid to an adviser in commissions and fees (as described above) shall not exceed 2% of the average daily market value of the Fund's assets under such adviser's management for the preceding fiscal year. An adviser may pay higher commission rates than otherwise would be applicable in exchange for brokerage and research services in accordance with the Securities Exchange Act of 1934. In no event may an adviser pay a brokerage commission in excess of $0.07 per share.

                                   MANAGEMENT

Executive Officers

      The executive officers of the Fund are Paul H. Broyhill, age 79 (President and Chief Executive Officer), M. Hunt Broyhill, age 39 (Vice President), Michael
G. Landry, age 57 (Vice President and Chief Investment Officer) and D. Eugene Hendricks, age 67 (Chief Financial Officer). Mr. Paul Broyhill has served in executive capacities with the Fund and its predecessors for more than five years. Messrs. Hunt Broyhill, Landry and Hendricks have served in executive capacities with the Fund since March 2001. In addition, Mr. Hendricks and Mr. Hunt Broyhill have served in administrative capacities with the Fund for more than five years.

Compensation

      For the short fiscal year ended October 31, 2002, the Fund paid Paul H. Broyhill an annual salary of $11,093 for his services to the Fund as an executive officer. M. Hunt Broyhill, D. Eugene Hendricks, and Michael G. Landry, who became executive officers March 19, 2001, were paid $8,810, $16,604, and $55,385, respectively, for their services to the Fund as executive officers. Directors other than those who are officers of the Fund or who are related by blood or marriage to the Broyhill family (with the exception of Ms. Gordon) are paid $3,000 per year, plus $1,000 per meeting attended, for service on the Board during a full year. Each such outside director is paid an additional $1,000 for each day of attending a committee meeting held other than on the date of a Board meeting. In addition, all directors are reimbursed for their reasonable expenses incurred in attending meetings.

      The following table sets forth the aggregate compensation from the Fund for the short fiscal year ended October 31, 2002 for each director:

Name of Person; Position                                       Aggregate Compensation From Fund
------------------------                                       --------------------------------
Paul H. Broyhill
(President and Chief Executive Officer)                                       $11,093

James T. Broyhill                                                                   0

William E. Cooper                                                             $ 3,250

Lawrence Z. Crockett                                                          $ 3,250

Jan E. Gordon                                                                 $ 3,250

Allene B. Heilman                                                                   0

Gene A. Hoots                                                                 $ 3,250

Name of Person; Position                                       Aggregate Compensation From Fund
------------------------                                       --------------------------------
Michael G. Landry                                                             $55,385
(Vice President and Chief Investment Officer)

John S. Little                                                                $ 3,250

L. Glenn Orr, Jr.                                                             $ 2,250

Dolph W. von Arx                                                              $ 1,000
(Resigned effective August 2, 2002)

                              CERTAIN TRANSACTIONS

      The Fund leases its executive offices from Broyhill Investments, Inc., a corporation controlled by Paul H. Broyhill and members of his family. The terms of the lease, which have been approved by the Fund's Board of Directors, including those persons who are not interested persons of the Fund, provide that the Fund and its two wholly owned subsidiaries shall pay an annual rental of $18,000 to Broyhill Investments, Inc. during the term of the lease, which is on a month-to-month basis.

                      INDEPENDENT AUDITORS AND AUDIT FEES

Selection of Auditors

      The Audit Committee of the Board of Directors of the Fund, at a meeting to be held prior to the annual meeting of shareholders, intends to select the firm of Dixon Odom PLLC as the Fund's auditor for the fiscal year beginning November 1, 2002. Dixon Odom PLLC was appointed by the Board of Directors on April 17, 2001 and served as the Fund's auditor for the fiscal years ended March 31, 2001 and March 31, 2002, and the short fiscal year ended October 31, 2002. Deloitte & Touche served as the Fund's auditor for several years until March 31, 2001.

      Neither Dixon Odom PLLC nor any of its members has any direct or indirect financial interest in or any connection with the Fund in any capacity other than as independent public accountants.

      A representative of Dixon Odom PLLC is expected to attend the meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

Audit Fees

      Aggregate fees billed the Company for the short fiscal year ended October 31, 2002 by Dixon Odom PLLC for services rendered are set forth in the following table:

Type of Service                                                    Amount of Fee
---------------                                                    -------------

Audit Fees.......................................................  $21,000
Financial Information Systems Design and Implementation Fees.....  $0
All Other Fees...................................................  $0

During the short fiscal year ended October 31, 2002, Dixon Odom PLLC did not utilize any leased personnel in connection with the audit.

                         CERTAIN BENEFICIAL INTERESTS OF
                              DIRECTORS IN THE FUND
                           AND ITS INVESTMENT ADVISERS

Beneficial Ownership by Directors in the Fund

      Certain information about the dollar range of equity securities of the Fund beneficially owned by the directors as of June 25, 2003 is set forth in the following table:

                                                        Dollar Range of Equity
Name of Director                                        Securities in the Fund
----------------                                        ----------------------

Interested Persons
         James T. Broyhill                                   Over $100,000
         Paul H. Broyhill                                    Over $100,000
         Michael G. Landry                                    $1-$10,000
         Allene B. Heilman                                   Over $100,000

Other Directors
         William E. Cooper                                 $50,000-$100,000
         Lawrence Z. Crockett                                 $1-$10,000
         Jan E. Gordon                                       Over $100,000
         Gene A. Hoots                                        $1-$10,000
         John S. Little                                          none
         L. Glenn Orr, Jr.                                       none

      BMC consists of a single fund managed internally by its Board of Directors and officers and externally by its investment adviser. Accordingly, information called for by the disclosure rules of the Securities and Exchange Commission relating to the value of securities in various funds within the Fund's family of funds is not applicable.

Beneficial Ownership by Non-Interested Directors in Investment Advisors

      None of the directors and their immediate families who are not considered to be interested persons own securities or have any other interests in the Fund's investment advisers as of June 25, 2003.

                              BENEFICIAL OWNERSHIP
                    OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

      The following table reflects information concerning directors, executive officers and those persons known to the Fund to own beneficially 5% or more of the Fund's Common Stock as of June 25, 2003:

                                                            Amount and Nature of Beneficial
                                                                Ownership of Common Stock
                                                 --------------------------------------------------------------
                                                         Voting and
                                                       Investment Power               Percent of
                                                     ----------------------           Outstanding
Name                                                 Sole            Shared          Common Stock
----                                                 ----            ------          ------------
James T. Broyhill                                  785,788            96,212              17.9%

Paul H. Broyhill                                   431,461(1)         85,973(2)           10.5%

Michael G. Landry                                       25                 0                (3)

Allene B. Heilman                                   29,777(4)              0                (3)

William E. Cooper                                    3,240                 0                (3)

Lawrence Z. Crockett                                   200                 0                (3)

Jan E. Gordon                                       43,920            72,077               2.4%

Gene A. Hoots                                           25                 0                (3)

John S. Little                                           0                 0                 0

                                                            Amount and Nature of Beneficial
                                                                Ownership of Common Stock
                                                 --------------------------------------------------------------
                                                         Voting and
                                                       Investment Power               Percent of
                                                     ----------------------           Outstanding
Name                                                 Sole            Shared          Common Stock
----                                                 ----            ------          ------------
L. Glenn Orr, Jr                                         0                 0               0

M. Hunt Broyhill                                     5,847         1,065,932            21.7%

D. Eugene Hendricks                                      0           279,732             5.6%

Broyhill Investments, Inc.                         316,871                 0             6.4%
800 Golfview Park
Lenoir, NC 28645

Hibriten Investments of N.C., LLP (5)              979,959                 0            19.9%
800 Golfview Park
Lenoir, NC 28645

Satie E. Gortner Investment LLC                    661,877                 0            13.4%
c/o Northern Trust Bank of Florida, Manager
4001 Tamiami Trail North
Naples, FL 34103

Eastwind Investments, LLC                          669,715                 0            13.6%
153 Hillhaven Place SE
Lenoir, NC 28645

---------

(1) Includes 316,871 shares owned of record by Broyhill Investments, Inc., the voting stock of which is principally owned by Paul H. Broyhill and his immediate family. Does not include 979,959 shares owned by Hibriten Investments of N. C., LLP, which is controlled indirectly by Mr. Broyhill's son. See note (4) below.

(2) Includes 85,973 shares owned of record by Broyhill Family Foundation, Inc., a non-profit corporation. By resolution of the Foundation trustees, Paul H. Broyhill and M. Hunt Broyhill control the voting and disposition of shares of the Fund owned by the Foundation.

(3)   Total shares represent less than 1.0% of the Fund's outstanding Common
      Stock.

(4) Does not include 669,715 shares owned by Eastwind Investments, LLC, which is controlled by James W. Stevens, Rebecca S. Elliott, John F. Stevens and Anne S. Hsu, children of Allene B. Heilman.

(5) The General Partner of Hibriten Investments of N. C., LLP is Hibriten Management of N.C., LLC. All the interests in Hibriten Management of N. C., LLC are owned by M. Hunt Broyhill (Paul H. Broyhill's son). M. Hunt Broyhill also serves as Vice President of the Fund.

      James T. Broyhill resides at 1930 Virginia Road, Winston-Salem, NC 27104. Paul H. Broyhill resides at 135 Claron Place, SE, Lenoir, NC 28645.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under federal securities laws, the Fund's directors, officers and beneficial owners of more than 10% of the Common Stock are required to report their beneficial ownership of Common Stock and any changes in that ownership to the SEC. Specific dates for such reporting have been established and the Fund is required to report in this Proxy Statement any failure to file by the established dates during the last fiscal year. In the last fiscal year, to the Fund's knowledge, all of these filing requirements were satisfied by the Fund's directors, officers and principal shareholders, with the exception of one late Form 4 filed by Hibriten Investments of N.C., LP (with respect to one purchase of Common Stock).

                              SHAREHOLDER PROPOSALS

      In order to be included in proxy material for the 2004 annual meeting of shareholders, shareholder proposals must be received at the offices of the Fund by March 2, 2004 and must be submitted in accordance with applicable procedures.

      Shareholder proposals which are not intended to be included in the proxy materials for the 2004 annual meeting must be submitted to the Fund no later than May 16, 2004. Only business properly brought before an annual meeting may be subject to action at the meeting. The chairman of the meeting may refuse to consider any business that is not raised in accordance with these procedures. A proxy may confer discretionary authority to vote on any matter at an annual meeting if the Fund does not receive proper notice of the matter within the timeframe described above.

                         ANNUAL AND SEMI-ANNUAL REPORTS

      The Fund will furnish, without charge, a copy of its annual report (and the most recent semi-annual report succeeding the annual report, if any) for the fiscal year ended October 31, 2002 to a shareholder upon request. Any such request should be directed to the Secretary of the Fund by writing to Carol Frye at the Fund, 800 Golfview Park, P. O. Box 500, Lenoir, North Carolina 28645. (A stamped, addressed postal card is enclosed for use in requesting such report.) This annual report was previously furnished to shareholders on or about December 16, 2002.

                                  OTHER MATTERS

      As of the date of this proxy statement, the Board of Directors knows of no other business to come before the annual meeting for consideration by the Fund's shareholders. If any other business properly comes before the meeting, the persons named as proxy agents in the accompanying proxy card will vote the shares represented by the proxy in accordance with their best judgment.

                                             By Order of the Board of Directors


                                             Carol Frye
                                             Secretary

                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 BMC FUND, INC.

      The undersigned hereby appoints Paul H. Broyhill and Carol Frye, or either of them, as agents, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated below, all of the shares of Common Stock of BMC Fund, Inc. (the "Fund"), held of record by the undersigned on June 25, 2003 at the annual meeting of shareholders to be held on July 26, 2003, or at any adjournment thereof.

1.    The election of 10 directors:

      FOR all nominees listed below        WITHHOLD AUTHORITY
      (except as marked below to the       to vote for all nominees listed
      contrary) |_|                        below |_|

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

James T. Broyhill, Paul H. Broyhill, William E. Cooper, Lawrence Z. Crockett, Jan E. Gordon, Allene B. Heilman, Gene A. Hoots, Michael G. Landry, John S. Little, L. Glenn Orr, Jr.

2.    Such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY SIGNED BUT NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND TO APPROVE PROPOSAL 2. IN THEIR DISCRETION, THE PROXY AGENTS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Dated _________________, 2003.

                                    --------------------------------------------
                                    Signature*


                                    --------------------------------------------
                                    Signature*

* Please sign exactly as the name appears hereon. When shares are held in joint accounts, each joint owner should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should indicate their title.